THE ADVISORS' INNER CIRCLE FUND

                           FMA SMALL COMPANY PORTFOLIO

                          SUPPLEMENT DATED JULY 6, 2006
                      TO THE PROSPECTUS DATED MARCH 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Mr. Robert F. Carr III, a co-founder and Senior Managing Director of Fiduciary
Management Associates, LLC., the investment adviser ("FMA") of the FMA Small Company Portfolio (the "Fund"), retired from FMA effective June 12, 2006, and FMA has agreed to repurchase Mr. Carr's equity interest in FMA. As Mr. Carr currently owns a controlling interest in FMA, this repurchase by FMA of Mr. Carr's interest will result in a change in control of FMA and will thus constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which in turn will result in the termination of the investment advisory agreement between FMA and the Fund (the "Current Advisory Agreement"). Consequently, the Trust will need to enter into a new investment advisory agreement (the "New Advisory Agreement") with FMA. In addition, FMA will continue to provide investment advisory services to the Fund under the Current Advisory Agreement until the New Advisory Agreement is approved. Other than this change in the ownership of the investment adviser to the Fund, all other aspects including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Fund are expected to remain unchanged. Approval of the New Advisory Agreement is not a condition to the repurchase of Mr. Carr's interest in FMA.

On May 15, 2006, the Board of Trustees met in person and approved the New Advisory Agreement, to take effect upon the approval of shareholders of the Fund. The New Advisory Agreement is identical in all respects - including fees to be paid to FMA - to the Current Advisory Agreement, except for the time periods covered by the agreement. The New Advisory Agreement will take effect immediately following its approval by shareholders of the Fund.

Shareholders will be asked to approve the proposed New Advisory Agreement at a Special Meeting of Shareholders of the Fund (the "Meeting") currently scheduled for September 12, 2006. If you are a shareholder of record of the Fund as of the close of business on July 14, 2006 (the "Record Date"), you will be entitled to notice of, and to vote on, the proposal to approve the New Advisory Agreement. If you become a shareholder of the Fund after the Record Date, you will not be eligible to vote at the Meeting. If you are a shareholder of record as of the Record Date, you should expect to receive a proxy statement that provides more detailed information about Mr. Carr's retirement, the New Advisory Agreement and the Meeting.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE